As filed with the Securities and Exchange Commission on February 26, 1999
                                                       Registration No. 33-76018
                                                       Registration No. 811-4536
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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 -------------


                                    FORM S-6

                       POST-EFFECTIVE AMENDMENT NO. 11 TO
                             REGISTRATION STATEMENT
                                FOR REGISTRATION
                        UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                 -------------


                           Variable Life Account B of
                   Aetna Life Insurance and Annuity Company
                           (Exact Name of Registrant)


                   Aetna Life Insurance and Annuity Company
                              (Name of Depositor)

           151 Farmington Avenue, RE4A, Hartford, Connecticut 06156
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code
                                (860) 273-4686


                                 -------------





                Julie E. Rockmore, Counsel                      Copy to:
       Aetna Life Insurance and Annuity Company           George Gingold, Esq.
                   151 Farmington Avenue                  197 King Philip Drive
                        RE4A                          West Hartford, CT 06117-1409
                Hartford, Connecticut 06156
  (Name and Complete Address of Agent for Service)




                                 -------------


It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on          pursuant to paragraph (b) of Rule 485

[X] on May 3, 1999, pursuant to paragraph (a) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


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


Variable Life Account B

Aetna Life Insurance and Annuity Company
Home Office:

151 Farmington Avenue
Hartford, Connecticut 06156

(800) 334-7586

Administrative Office:
Personal Service Center-MVLI
350 Church Street
Hartford, CT 06103-1106
(800) 552-9898

Prospectus Dated May 3, 1999

The Flexible Premium Variable Life Insurance Policy

This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by Aetna Life Insurance and Annuity Company (the "Company"). (Page references are to this Prospectus unless otherwise stated.)

The Policy features:
-- flexible premium payments (see pages 13-14); -- a choice of one of two death benefit options (see page 12); and -- a choice of underlying investment options (see pages 5-8).

Each fund has its own investment objective. You should review each fund's Prospectus before making your decision. The mutual funds ("Funds") that make up the Variable Account are:

o Aetna Ascent VP
o Aetna Balanced VP, Inc.
o Aetna Income Shares d/b/a Aetna Bond VP
o Aetna Crossroads VP
o Aetna Variable Fund d/b/a Aetna Growth and
  Income VP
o Aetna Index Plus Large Cap VP
o Aetna Legacy VP
o Aetna Variable Encore Fund d/b/a Aetna
  Money Market VP
o Fidelity VIP Equity-Income Portfolio


o Fidelity VIP II Contrafund Portfolio

o Janus Aspen Aggressive Growth Portfolio
o Janus Aspen Balanced Portfolio
o Janus Aspen Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o Oppenheimer Global Securities Fund
o Oppenheimer Strategic Bond Fund
o Portfolio Partners MFS Emerging Equities
  Portfolio

o Portfolio Partners MFS Research Growth
  Portfolio

o Portfolio Partners MFS Value Equity Portfolio
o Portfolio Partners Scudder International
  Growth Portfolio
o Portfolio Partners T. Rowe Price Growth
  Equity Portfolio



THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS, WHICH ARE IN A SEPARATE BOOKLET. PLEASE READ THESE PROSPECTUSES CAREFULLY, AND RETAIN THEM FOR FUTURE REFERENCE.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAVE THESE COMMISSIONS PASSED UPON THE ACCURACY OF THIS PROSPECTUS. A REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents






Definitions .......................................   iii
Policy Summary ....................................     1
 Initial Choices to be Made .......................     1
 Level or Varying Death Benefit ...................     1
 Amount of Premium Payment ........................     2
 Selection of Funding Vehicles ....................     2
 Guaranteed Death Benefit Provision ...............     3
 No-Lapse Coverage Provision ......................     3
 Charges and Fees .................................     3
 Policy Loans .....................................     4
 Changes in Specified Amount ......................     4
The Separate Account ..............................     5
Allocation of Premiums ............................     5
 The Funds ........................................     6
 Mixed and Shared Funding .........................     8
 Fixed Account ....................................     8
Charges and Fees ..................................     9
 Premium Load .....................................     9
 Charges and Fees Assessed Against the Total
  Account Value ...................................     9
 Charges and Fees Associated with the
  Variable Funding Options ........................     9
 Charges Assessed Against the Underlying
  Funds ...........................................    10
 Surrender Charge .................................    11
 Surrender Charges on Full and Partial
  Surrenders ......................................    11
Policy Choices ....................................    12
 Death Benefit ....................................    12
 Guaranteed Death Benefit Provision ...............    12
 Premium Payments .................................    13
 Transfers and Allocations to the Funding
  Options .........................................    14
 Telephone Transfers ..............................    14
 Automated Transfers (Dollar Cost Averaging)           15
Policy Values .....................................    16
 Total Account Value ..............................    16
 Accumulation Unit Value ..........................    16
 Maturity Value ...................................    16
 Cash Surrender Value .............................    16
Policy Rights .....................................    17
 Partial Surrenders ...............................    17
 No-Lapse Coverage Provision ......................    18
 Reinstatement of a Lapsed Policy .................    18
 Policy Loans: Preferred and Nonpreferred .........    18
 Policy Changes -- Increases, Decreases,
  Death Benefit Option Change .....................    20
 Right to Examine the Policy ......................    20


Death Benefit .....................................    21
Policy Settlement .................................    21
 Settlement Options ...............................    21
 Calculation of Settlement Payments ...............    23
Special Plans .....................................    24
The Company .......................................    24
Directors and Officers ............................    26
Additional Information ............................    28
 Reports to Policy Owners .........................    28
 Right to Instruct Voting of Fund Shares ..........    28
 Disregard of Voting Instructions .................    28
 State Regulation .................................    29
 Legal Matters ....................................    29
 The Registration Statement .......................    29
 Distribution of the Policies .....................    29
 Records and Accounts .............................    30
 Independent Auditors .............................    30
 Year 2000 ........................................    30
Tax Matters .......................................    31
 General ..........................................    31
 Federal Tax Status of the Company ................    31
 Life Insurance Qualification .....................    31
 General Rules ....................................    32
 Modified Endowment Contracts .....................    32
 Diversification Standards ........................    33
 Investor Control .................................    33
 Other Tax Considerations .........................    34
 Withholding ......................................    34
Miscellaneous Policy Provisions ...................    35
 The Policy .......................................    35
 Payment of Benefits ..............................    35
 Age and Sex ......................................    35
 Incontestability .................................    35
 Suicide ..........................................    35
 Coverage Beyond Maturity .........................    36
 Protection of Proceeds ...........................    36
 Nonparticipation .................................    36
Illustrations of Death Benefit, Total Account
 Values and Cash Surrender Values .................    36
Financial Statements of the Separate Account ......   S-1
Financial Statements of the Company ...............   F-1

Definitions

Accumulation Unit: A unit used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Policy before election of a Settlement Option.


Amount at Risk: The Death Benefit before subtraction of outstanding loans, if any, divided by 1.0036748, minus the Total Account Value.



Cash Surrender Value: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Total Account Value minus the applicable surrender charge and the amount necessary to repay any loans in full.



Cost of Insurance: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges.


Grace Period: The 61-day period beginning on the Monthly Deduction Day on which the Policy's Cash Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless a sufficient payment described in the notification letter is received by the Company.


Loan Account Value: The sum of all unpaid loans (Preferred and Nonpreferred). The amount necessary to repay all loans in full is the Loan Account Value plus any interest accrued since the last Policy anniversary. Such interest is payable in order to discharge any policy indebtedness.


Maturity Value: The Total Account Value on the Maturity Date, less the amount necessary to repay any loans in full if the Guaranteed Death Benefit Provision is not in effect. Otherwise, the greater of the Total Account Value and the Specified Amount on the Maturity Date, less the amount necessary to repay any loans in full.


Policy Year/Policy Anniversary: The first Policy Year is the 12 month period beginning on the Issue Date of the Policy. Your Policy Anniversary is the Policy Issue Date plus 1 year, 2 years, etc.


Settlement Option Units: A measure of the net investment results of the investment options used to calculate the amount of the Settlement Option payments.



Valuation Period: The period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.



Valuation Reserve: A reserve established pursuant to the insurance laws of Connecticut to measure voting rights during the settlement option period and the value of a commutation right, if available, under Settlement Option 2 when elected on a variable basis.

Policy Summary

This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Its value may change on a:

 1) fixed basis;

 2) variable basis; or a

 3) combination of both fixed and variable bases.

Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

Initial Choices to be Made

The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have four important choices to make when the Policy is first purchased. You need to choose:

 1) either the level or varying Death Benefit Option (described on page 12);

 2) the amount of premium you want to pay;

 3) the amount of your Net Premium Payment to be placed in each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it;

 4) if you want the Guaranteed Death Benefit Provision, and to what age (described on pages 12-13); or

Level or Varying Death Benefit

The Death Benefit is the amount the Company pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable, as of the date the Insured died.

If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

 1) the Specified Amount in effect for the Policy at the time of the Insured's death (The Initial Specified Amount may be found on the Policy's Specification Page); or

 2) the Corridor Death Benefit, which is the death benefit calculated as a percentage of the Total Account Value.

If you choose the varying Death Benefit Option, the death benefit will be the greater of:

 1) the Specified Amount plus the Total Account Value (The Total Account Value is the total of the balances in the Fixed Account, the Variable Account minus any outstanding Loan Account amounts); or

 2) the Corridor Death Benefit.

See pages 12-13 for more details.

If you have borrowed against your Policy or surrendered a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your Initial Death Benefit. See pages 12-13.

You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally.

Amount of Premium Payment
When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on pages 13-14. If your Policy lapses because your monthly deduction is larger than the Net Accumulation Value, you may reinstate your Policy. See page 18.

You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see pages 9-10) increase as the Insured gets older.

When you first receive your Policy you will have 10 days to look it over. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your Initial Premium Payment will be allocated to the funding options you initially select. If you then decide you do not want your Policy, you will receive a refund of:

 1) the difference between payments made and the amounts allocated to the Separate Account as of the date the Policy is received by the Company; plus

 2) the value of the amount allocated to the Separate Account as of the date the Policy is received by the Company; plus

 3) any fees imposed on the amounts allocated to the Separate Account.

However, the refund will equal total premiums paid if state laws do not allow this type of refund. No interest will be paid to you. State laws where you live might change the number of days in the "Right-to-Examine" time period. See page 20.

Selection of Funding Vehicles
This Prospectus focuses on the Variable Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. See pages 5-8.

You must choose the Fund(s) (Sub-Accounts) in which you want to place each Net Premium Payment. These Fund Sub-Accounts make up the Variable Account. Each Sub-Account invests in shares of a certain Fund. A Variable Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

You may also choose to place your Net Premium Payment or part of it into the Fixed Account. Net Premium payments put into the Fixed Account:

-- become part of the Company's General Account;

-- do not share the investment experience of the Separate Account; and

-- have a guaranteed minimum interest rate of 4.5% per year.

For additional information on the Fixed Account, see page 8 and the Policy itself.

Guaranteed Death Provision
You may elect to have a Guaranteed Death Benefit Provision to age 80 or age 100. This means that your Policy will remain in force even though the cash value is not enough to pay the current Monthly Deductions as long as the Guaranteed Death Benefit Premium test is met. Each year the Company will determine that the sum of premiums to that point in time is sufficient to support the Guaranteed Death Benefit Provision. Your total premiums paid to date minus the partial surrenders must be equal to the required monthly Guaranteed Death Benefit Premium times the number of months that have passed since the original Policy Issue Date. See pages 13-14.

No-Lapse Coverage Provision
Your Policy will not terminate during the first five years after the initial Issue Date or the Issue Date of any increase in the Specified Amount if:

 1) the sum of the Basic Premiums for each Policy month from the Issue Date, along with that month's Basic Premium; plus

 2) any partial surrenders; plus

 3) any increase in the Loan Account Value within that same five years,

    equals or is more than the sum of premiums paid.

Charges and Fees
We deduct a premium load, currently 3.5%, from all of your Premium Payments. Monthly deductions are made for administrative expenses ($20 per month for the first Policy Year and $7 per month afterwards) and the Cost of Insurance along with any riders that are placed on your Policy. Daily deductions are subtracted from the Variable Account for mortality and expense risk. At this time the charge is at an annual rate of .70%. We reserve the right to change this charge but it will never exceed .90% annually. Currently, we deduct from the Variable Account a daily administrative charge for the administration and maintenance of the Policy. This charge is at an annual rate of .30%. It will never exceed .50% annually.

Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges and other expenses. The table on pages 10-11 shows you the charges and other expenses currently in effect for each Fund.

At any time, you may make transfers between funding options without charge. Within 45 days after each Policy Anniversary, you may also transfer to the Variable Account the greater of:

 1) 25% of the Fixed Account Value; or

 2) $500.

The Company may increase this limit in the future.

If you surrender your Policy, in full or in part, within the first 16 Policy Years, a Surrender Charge will be deducted from the amount paid to you. The initial Surrender charge is based on the Specified Amount and depends on the Insured's age, risk class and, in most states, the sex of the Insured. This Surrender Charge will remain the same for Policy Years 1-5. For Policy Years 6 through 16 this charge reduces on a monthly basis to zero.

For partial surrenders, the Surrender Charge is imposed in proportion to the total of the account value less full Surrender Charges. A charge of the lesser of $25 or 2% of the net surrender payment will be made against the Total Account Value.

If you surrender your Policy within the first 16 years after an increase in the specified Amount, a Surrender Charge will also be imposed which will be 70% of the Surrender Charge on a new policy with a Specified Amount equal to the amount of increase in the Specified Amount. This charge will also apply for the same time frame as stated previously. If the Specified Amount is decreased within the first 16 Policy Years, the Surrender Charge will remain the same. See page 11.

Policy Loans
If you decide to borrow against your Policy, interest will be charged to the Loan Amount. Currently, the interest rate on loans accrues at the greater of:

 1) an annual rate of 5.5%; or

 2) the monthly average of the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the Policy Anniversary month. See page 18.

There are two types of policy loans: nonpreferred (those taken within the first ten Policy Years); and preferred (those taken in the eleventh Policy Year and beyond).

Interest will be credited on the Loan Account Value as follows:

 1) for nonpreferred loans the annual interest rate will be the interest rate charged on the loan minus 2%; and

 2) for preferred loans the interest rate credited will be equal to the interest rate charged. See pages 18-19.

Changes in Specified Amount
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. A request to increase the Specified Amount may be made beginning with the second Policy Year. A request to decrease the Specified Amount may be made beginning with the sixth Policy Year. Currently, the minimum Specified Amount is $100,000. Such changes will affect other aspects of your Policy. See page 19.

The Separate Account
The Separate Account providing Variable Options to fund the Policy is Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company (mutual fund) whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described briefly in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which are delivered with this Prospectus.


Variable Life Account B was established pursuant to a June 18, 1986 resolution of the Board of Directors of the Company. Under Connecticut Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Funds held in the Separate Account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the Separate Account.


The Separate Account is registered with the Securities and Exchange Commission
(SEC) as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.


Allocation of Premiums
You may allocate your Net Premiums to one or more of the Funds currently available through the Separate Account in connection with this Policy or to the Fixed Account (part of the Company's General Account). Not all Funds are available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and in compliance with regulatory requirements. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

The investment results of the Funds, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the Investment Company Act of 1940. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any allocation to a sub-account if the sub-account's investment in the corresponding Fund is not accepted by the Fund for any reason.

The Funds

Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return consistent with preservation of capital and liquidity through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)


Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is designed for investors who have an investment horizon exceeding 15 years and who have a high level of risk tolerance. (1)

Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

Aetna Index Plus Large Cap VP seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index.(1)


Fidelity Investments Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the fund also considers the potential for capital appreciation.(2)

Fidelity Investments Variable Insurance Products Fund II--Contrafund Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public.(2)


Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 31, 1998 included companies with capitalizations between approximately $ million and $ billion, but which is expected to change on a regular basis.(3)


Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(3)

Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.(3)

Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(3)

Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibiities but which may be considered to be speculative.(4)

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(4)

Portfolio Partners, Inc. --MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.(5)(a)

Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5)(a)

Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation. (5)(a)

Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.(5)(b)

Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies. (5)(c)

    Investment Advisers for each of the Funds:

    (1)Aeltus Investment Management, Inc.

    (2)Fidelity Management & Research Company

    (3)Janus Capital Corporation

    (4)OppenheimerFunds, Inc.

    (5)Aetna Life Insurance and Annuity Company (Adviser);
       (a)Massachusetts Financial Services Company ("MFS")(Subadviser)
       (b)Scudder Kemper Investments, Inc. (Subadviser)

       (c)T. Rowe Price Associates, Inc. (Subadviser)

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses of the Funds for a discussion of the risks associated with an investment in those Funds.


More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Administrative Office at the address and telephone number listed on the cover of this Prospectus.


Mixed and Shared Funding

Shares of the Funds are available to insurance company separate accounts which fund both variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict occurs, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

Fixed Account
The Fixed Account is a fixed funding option available under the Policy that guarantees principal and a minimum interest rate of 4.5% per year. The Company assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the Fixed Account Value.

The Fixed Account is secured by the general assets of the Company, which include all assets other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the Fixed Account in those assets chosen by the Company, as allowed by applicable law. Investment income of such Fixed Account assets will be allocated by the Company between itself and those policies participating in the Fixed Account.


Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates of not less than 4.5% per year. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.


Interests in the Fixed Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. However, disclosure in this Prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

Charges & Fees

Premium Load

A deduction, currently 3.5% of each premium payment and guaranteed to be no higher than 6%, will be made to cover average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities. This deduction is called the premium load.


Charges and Fees Assessed Against the Total Account Value

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance depends on the Attained Age, risk class of the Insured, the Specified Amount of the Policy and in most states, sex of the Insured. The Attained Age is the Issue Age of the Insured increased by the number of elapsed Policy Years.

Once a Policy is issued, the Monthly Deductions will be charged as of the Issue Date, even if the Issue Date is earlier than the date the application is signed (see "Premium Payments"). The Issue Date is the effective date of initial coverage. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application. The Date of Issue and the effective date for any change in coverage will be the Date of Coverage change that is found in your supplemental Policy Specifications. If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of Insurance charges will be in amounts based on the Specified Amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.


The Monthly Deduction also includes a monthly administrative expense charge of $20 during the first Policy Year and $7 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs.


The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values. The Monthly Deduction is made as of the same day each month, beginning with the Issue Date. This day is called the Monthly Deduction Day.


Charges and Fees Associated with the Variable Funding Options The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risk assumed by it in connection with the Policy. This charge is currently equal to an annual rate of 0.70% of the average daily net assets of the Separate Account. The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies.

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses.

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policy. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the Total Account Value to cover increased expenses from Account-based transactional expenses. The charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.

Charges Assessed Against the Underlying Funds

The following table illustrates the investment advisory fees, other expenses and total expenses of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1998 unless otherwise indicated. Expenses of the Funds are not fixed or specified under the terms of the Policies, and actual expenses may vary.



                                                                     Investment
                                                                  Advisory Fees(1)      Other Expenses     Total Fund
                                                                   (before expense     (before expense       Annual
                                                                   reimbursement)       reimbursement)      Expenses
                                                                 ------------------   -----------------   -----------
Aetna Ascent VP                                                          %                   %                 %
Aetna Balanced VP, Inc.                                                  %                   %                 %
Aetna Bond VP                                                            %                   %                 %
Aetna Crossroads VP                                                      %                   %                 %
Aetna Growth and Income VP                                               %                   %                 %
Aetna Index Plus Large Cap VP                                            %                   %                 %
Aetna Legacy VP                                                          %                   %                 %
Aetna Money Market VP                                                    %                   %                 %
Fidelity VIP Equity-Income Portfolio                                     %                   %                 %
Fidelity VIP II Contrafund Portfolio                                     %                   %                 %
Janus Aspen Aggressive Growth Portfolio                                  %                   %                 %
Janus Aspen Balanced Portfolio                                           %                   %                 %
Janus Aspen Growth Portfolio                                             %                   %                 %
Janus Aspen Worldwide Growth Portfolio                                   %                   %                 %
Oppenheimer Global Securities Fund                                       %                   %                 %
Oppenheimer Strategic Bond Fund                                          %                   %                 %
Portfolio Partners MFS Emerging Equities Portfolio                       %                   %                 %
Portfolio Partners MFS Research Growth Portfolio                         %                   %                 %
Portfolio Partners MFS Value Equity Portfolio                            %                   %                 %
Portfolio Partners Scudder International Growth Portfolio                %                   %                 %
Portfolio Partners T. Rowe Price Growth Equity Portfolio                 %                   %                 %


(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

    Footnotes may be added by Rule 485(b) amendment prior to May 3, 1999.

For further details on each Fund's expenses, please refer to that Fund's prospectus.

Surrender Charge
If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.


This charge is retained by the Company and is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's Basic Premium. (Any surrenders may result in tax implications, see "Tax Matters.")


The initial Surrender Charge, as specified in your Policy, is based on the Specified Amount. It also depends on the Insured's age, risk class and in most states, sex of the Insured (except for group arrangements described under "Special Plans"). Once determined, the Surrender Charge will remain the same for five years following the Issue Date. Thereafter, it declines monthly so that beginning sixteen years after the Issue Date (assuming no increases in the Specified Amount) the Surrender Charge will be zero.

If you increase the Specified Amount, a new Surrender Charge will be applicable, in addition to the then existing Surrender Charge. This charge will be determined based on the Insured's Attained Age, risk class, and in most states, sex of the Insured. The Surrender Charge applicable to the increase will be 70% of the Surrender Charge on a new policy whose Specified Amount equals the amount of the increase, and will cover administrative expenses. The additional Surrender Charge will also remain constant for five years from the start of the Policy Year in which the increase occurs, and will decrease to zero by the beginning of the sixteenth year.

If you decrease the Specified Amount while the Surrender Charge applies, the Surrender Charge will remain the same.

Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

Surrender Charges on Full and Partial Surrenders
Full Surrender: All applicable Surrender Charges are imposed.

Partial Surrender: A proportional percentage of all Surrender Charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the Fixed Account Value and the Separate Account Value less full Surrender Charges. When a partial surrender is made, any applicable remaining Surrender Charges will be reduced in the same proportion. A transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less, will be made against the Total Account Value. (See "Partial Surrenders.")

Note: The surrender charge will vary between 41% and 100% of one year's basic annual premium, depending on the Insured's age, risk class and in most states, sex of the Insured.

Policy Choices

When you buy a Policy, you make four important choices:
 1) Which one of the two Death Benefit Options you would like;

 2) Whether you want the Guaranteed Death Benefit Provision, and to what age;

 3) The amount of premium you intend to pay; and

 4) The way your premiums will be allocated to the Funds and/or the Fixed
    Account.

Each of these choices is described in detail below.

Death Benefit
At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death.

Under Option 1, the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 on the date of this Prospectus), or the applicable percentage of the Total Account Value. The percentage is 250% through age 40 and decreases yearly to 100% at age 100. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 on the date of this Prospectus), plus the Total Account Value, or the applicable percentage (described above) of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under both Option 1 and Option 2, the Death Benefit may be affected by partial surrenders. The Death Benefit for both options will be reduced by the amount necessary to repay any loans in full.

Guaranteed Death Benefit Provision

The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Death Benefit Premium test as described below is met, the Policy will stay in force even if the cash value is insufficient to cover the current Monthly Deductions. The Guaranteed Death Benefit Premium is a specified amount of premium required to keep the Policy in force to either age 80 or age 100.


The Guaranteed Death Benefit Provision must be selected on the application. It may not be available to all risk classes and is only available in those states where it has been approved. (Note: not available in New York.) The Guaranteed Death Benefit Provision is available to age 80 or to age 100.


We will test annually to determine if the sum of all premiums paid to date is sufficient to support the Guaranteed Death Benefit Provision. In order for the Guaranteed Death Benefit Provision to be in effect, the sum of all premiums paid less partial surrenders must be greater than or equal to the required monthly Guaranteed Death Benefit Premium times the number of months elapsed since the Policy's Issue Date.

However, if these premiums are not sufficient, the Policy Owner will be notified and given two months (61 days in New Jersey) to pay the amount needed. If the Guaranteed Death Benefit Provision to age 100 had been in place, and the amount needed is not received within the two-month period; the Guaranteed Death Benefit Provision to age 80 will be substituted, if there is enough premium; if not the Guaranteed Death Benefit Provision to age 100 will terminate. If the Guaranteed Death Benefit Provision to age 80 had been in place and the amount needed is not received within the two-month period (61 days in New Jersey), the Guaranteed Death Benefit Provision will terminate.


If a Guaranteed Death Benefit Provision is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and option changes may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit Provision test has been met.

Premium Payments

During the first five Policy Years, payment of the Basic Premium assures that the Policy will remain in force, as long as there are no surrenders or loans taken during that time. The Basic Premium is stated in the Policy. If Basic Premiums are not paid, or there are surrenders or loans taken during the first five Policy Years, the Policy will lapse if the Cash Surrender Value is less than the next Monthly Deduction.

Basic Premiums are current if premiums paid, minus loans and minus partial surrenders, are greater than or equal to the Basic Premium (expressed as a monthly amount) multiplied by the number of months the Policy has been in force.


After the first five Policy Years, your Policy will not lapse as long as the Policy's Cash Surrender Value is sufficient to cover the next Monthly Deduction.


Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized automatic monthly check payments may also be arranged.

Additional Premiums are any premiums you pay in addition to Planned Premiums.


Payment of Basic Premiums, Planned Premiums, or Additional Premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. Not paying your Planned Premiums can, however, cause the Guaranteed Death Benefit Provision to terminate. (See "Guaranteed Death Benefit Provision.")


You may increase your Planned Premium at any time by submitting a written notice to us or by paying Additional Premiums, except that:

o We may require evidence of insurability if the Additional Premium or the New Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options.

o In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters.") If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

o If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximum) will be provided.

o After the first premium payment, all premiums must be sent directly to our Home Office and will be deemed received when actually received at the Home Office. Your premium payments will be allocated as you have directed, and amounts allocated to the Funds will be credited to your Policy at the Accumulation Unit value as of the next Valuation Period after each payment is received in the Home Office.

o You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.


We may backdate a Policy, upon request and under limited circumstances, by assigning an Issue Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rates based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Issue Date and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your net premium is actually deposited in the Separate Account. (See "Policy Values--Total Account Value.")


Transfers and Allocations to Funding Options
At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages.


Up until the Maturity Date, you may transfer Policy values from one Fund to another at any time, or from Variable Life Account B to the Fixed Account. And, within the 45 days after each Policy anniversary, you may also transfer a portion of the Fixed Account Value to one or more Funds before the Maturity Date. This type of transfer is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after your request is received in good order at the Company's Home Office. The amount of such transfer cannot exceed the greater of (a) 25% of the Fixed Account Value, or (b) $500. If the Fixed Account Value is less than or equal to $500, you may transfer all or a portion of the Fixed Account Value. We may increase this limit from time to time.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined for the Valuation Period in which a written request is received at our Administrative Office. (See "Accumulation Unit Value.") You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Funds.

Limits on Frequent Transfers

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can distrupt management of a Fund and raise its expenses. This in turn can have an adverse effect on Fund performance. Accordingly, individuals that use market-timing investment strategies and make frequent tranfers should not purchase the Policy.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

(1) Not accepting transfer instructions from an agent acting on behalf of more than one Policy Owner; and

(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions or transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners.


Telephone Transfers

You may request a transfer of Account Values either in writing or by telephone. In order to make telephone transfers, a written telephone transfer authorization form must be completed by the Policyowner and returned to the Company at its Administrative Office. Once the form is processed, the Policyowner may request a transfer by telephoning the Administrative Office. All transfers must be in accordance with the terms of the Policy.



Transfer instructions are currently accepted for each Valuation Period. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the Policyowner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.


Automated Transfers (Dollar Cost Averaging)

Dollar Cost Averaging describes a program of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.


You may establish automated transfers of Fund Account Values on a monthly or quarterly basis from the Aetna Money Market VP to any other investment option through Written Request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the Aetna Money Market VP in order to enroll in the Dollar Cost Averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.


Before participating in the Dollar Cost Averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, You should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging program.


Policy Values

Total Account Value

Once your Policy has been issued, each Net Premium (the premium paid less the premium load) allocated to a variable funding option of the Separate Account is credited in the form of Accumulation Units of the funding option based on that funding option's Accumulation Unit value. Each Net Premium will be credited to your Policy at the Accumulation Unit value(s) determined for the Valuation Period in which it is received and accepted by us at our Administrative Office following the Issue Date of the Policy. The number of Accumulation Units credited is determined by dividing the Net Premium by the value of an Accumulation Unit next computed after we receive the premium. Shares in the Funds are purchased by the Separate Account at the net asset value determined by the Fund for the Valuation Period in which the Net Premium is received by the Company. Since each Fund has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited to each funding option.





The Total Account Value of your Policy is the sum of the Separate Account Value, the Fixed Account Value and the Loan Account Value. It is determined by:

(a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Fund by its appropriate current Accumulation Unit value;

(b) if you have elected a combination of Funds, totaling the resulting values;
and

(c) adding any values attributable to the Fixed Account and

(d) adding any values attributable to the Loan Account Value.


The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. The number is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

Accumulation Unit Value
The value of an Accumulation Unit for any Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund as follows.

The net investment rate equals

(a) the net assets of the Fund held in Variable Life Account B at the end of a Valuation Period, minus

(b) the net assets of the Fund held in Variable Life Account B at the beginning of that Valuation Period, plus or minus

(c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B (with any federal tax liability offset by foreign tax credits to the extent allowed), divided by

(d) the value of the Accumulation Units held by Variable Life Account B at the beginning of the Valuation Period, minus

(e) a daily charge for mortality and expense risk, and administrative expenses.

(See "Charges and Fees Associated with the Variable Funding Options.")


Maturity Value
The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

Cash Surrender Value
The Cash Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. All or part of the Cash Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")




Policy Rights

Partial Surrenders
A partial surrender may be made at any time after the first Policy Year.

The amount of a partial surrender may not exceed the Cash Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Policy (see "Death Benefit"), a partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Policy (see "Death Benefit"), a partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.


Payment of any amount due from the Separate Account Values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Administrative Office in form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the SEC may require. Payment from the Fixed Account Values may be deferred up to 6 months, except when used to pay premiums to the Company.


The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified

Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If, at the time of a partial surrender, your Total Account Value is attributable to more than one funding option, the Surrender Charge, transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

No-Lapse Coverage Provision

This Policy will not terminate during the five-year period after its Issue Date or the Issue Date of any increase if, on each Monthly Deduction Day within that period, the sum of premiums paid equals or exceeds:

 1) the sum of the Basic Premiums for each Policy month from the Issue Date, including the current month; plus

 2) any partial surrenders; plus

 3) any increase in Loan Account Value since the Policy's Issue Date or the Issue Date of any increase.


If, on each Monthly Deduction Day within the five-year period, the sum of premiums paid is less than the sum of the items 1, 2, and 3 above, and the Cash Surrender Value is insufficient to cover the current Monthly Deduction, the Grace Period provision will apply. (See "Grace Period.")

After the five-year period expires, and depending on the investment performance of the Funds, the Total Account Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the Guaranteed Death Benefit Provision has been elected.

Reinstatement of a Lapsed Policy

A lapse occurs if your Monthly Deduction is greater than the Cash Surrender Value and no payment to cover the deduction is made within the 61 days of our notifying you. This may happen after the first five Policy Years, or during the first five Policy Years if your Basic Premiums are not current.

You can apply for reinstatement within five years after the date of termination and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

If the Policy is reinstated within five years of this Policy's Issue Date or while the No-Lapse Coverage Provision (see "No-Lapse Coverage Provision") would be in effect if this Policy had not lapsed, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Death Benefit Provision will not be reinstated.

If the Policy is reinstated after the No-Lapse Coverage Provision (see "No-Lapse Coverage Provision") has expired, this Policy will be reinstated on the Monthly Deduction Day following our approval. This Policy's Total Account Value at reinstatement will be the Net Premium paid less the Monthly Deduction due that day. Any Loan Account Value will not be reinstated, and the Guaranteed Death Benefit will not be reinstated.

If the Policy's Cash Surrender Value less any Loan Account Value plus accrued interest is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

Policy Loans: Preferred and Nonpreferred

Unless otherwise required by state law, the maximum loan amount is 90% of the Cash Surrender Value at the time of a loan.

Loans taken during the first ten Policy Years are considered nonpreferred loans. Beginning in the eleventh Policy Year, up to 10% of the maximum loan amount available at the beginning of a Policy Year can be taken as a preferred loan during that Policy Year. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan. An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the Loan Account Value.

If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value of each funding option.

Interest on loans will accrue at an annual rate which will be the greater of:


 1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or

 2) 5.5%.


Increases or decreases to the current interest rate will occur only when the new Policy Year's annual interest rate is greater or lower than the prior Policy Year's annual interest rate by at least 0.5%.

We will notify you of the current interest rate charged for a loan at the time a loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.


Interest is payable by you once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest you do not pay when due becomes part of the loan and bears interest.

An amount equal to what you receive for a loan, together with any interest accrued but not paid, will be added to the Loan Account Value. We will credit interest on the Loan Account Value. The Loan Account Value for nonpreferred loans will be credited interest, during any Policy Year, at an annual rate that is the interest rate charged on the loan minus 2%. However, in no case will the credited interest rate be less than 4.5% annually.


The Loan Account Value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.5% annually.

If a policy loan is requested, the amount to be borrowed will be withdrawn by the Company from the funding options and Fixed Account Value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The Loan Account Value will be reduced by the amount of any loan repayment.

Policy Changes


You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office in a form satisfactory to us.


Increases: Beginning in the second Policy Year, you may increase the Specified Amount of your Policy subject to the following conditions:

o Satisfactory evidence of insurability may be required.

o The Cash Surrender Value at the time of an increase must be at least three times the sum of (a) the most recent Monthly Deduction from the Total Account Value and (b) the amount of the increase, divided by 1000, times the applicable Cost of Insurance Rate.

o An increase in the Specified Amount will increase the Surrender Charge.

o The Basic Monthly Premium will be increased when the Specified Amount is increased. The Policy will not terminate within five years of the Issue Date of the increase if the conditions of this provision and the No-Lapse Coverage Provision are met.

o Increases through the fifth year are limited to four times the initial Specified Amount.

o Increases in the Specified Amount will increase the Guaranteed Death Benefit Provision amount and will affect the Guaranteed Death Benefit Premium.

Decreases: Beginning in the sixth Policy Year decreases will be allowed, however:

o No decrease may reduce the Specified Amount to less than the minimum for this type of policy. (See Death Benefit.)

o Any decrease will cause a decrease in the Guaranteed Death Benefit Provision.


Death Benefit Option Change: A Death Benefit Option change will be allowed, subject to the following conditions:


o The change will take effect on the Monthly Deduction Day on or next following the date on which the Administrative Office receives your written request.


o There will be no change in the Surrender Charge, and evidence of insurability may be required.

o We will not allow a change in the Death Benefit Option if the Specified Amount will be reduced below the minimum Specified Amount.

o Changes from Option 1 to Option 2 are allowed beginning in the sixth Policy Year. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.*

o Changes from Option 2 to Option 1 are allowed after the first Policy Year. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.*

*Changes in the Death Benefit Option also affect the Guaranteed Death Benefit Provision amount and the Guaranteed Death Benefit Premium.

Right to Examine the Policy

The Policy has a free-look period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest. If you return (cancel) the Policy, we will pay a refund of

(1) the difference between payments made and amounts allocated to the Separate Account, plus

(2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus

(3) any fees imposed on the amounts allocated to the Separate Account.

If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

Death Benefit

The Death Benefit is the amount payable to the beneficiary upon the death of the Insured. Any outstanding loan amounts or overdue deductions are withheld from the Death Benefit prior to payment.

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate) at our Administrative Office, unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options. (See "Settlement Options.")


Payment of the Death Benefit may be delayed if the Policy is being contested. While the Insured is living, you may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the Insured's death.

All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.


Policy Settlement

There are several ways in which a beneficiary may receive Annuity payments from a Death Benefit. These are called Settlement Options. If the Owner surrenders the Policy, Settlement Options are available for the amount of the Policy Cash Surrender Value.

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the following Settlement Options or any we make available (after any applicable Surrender Charges have been deducted).

A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its filing at our Administrative Office. If no Settlement Option has been elected by the Policy Owner when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.


The first variable Settlement Option payment will be as of the tenth Valuation Period following our receipt of the properly completed election form.

Settlement Options


Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period of time. The person receiving the payments is called the Annuitant.


Option 1 -- Payment of interest on the sum left with us;

Option 2 -- Payments for a stated number of years, at least three but no more than thirty;

Option 3 -- Payments for the lifetime of the Annuitant. If also chosen, we will guarantee payments for 60, 120, 180, or 240 months;

Option 4 -- Payments during the joint lifetimes of two Annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:


 a) 100% of the payment to continue to the survivor;

 b) 66 2/3% of the payment to continue to the survivor;

 c) 50% of the payment to continue to the survivor;

 d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor;

 e) 100% of the payment to continue to the survivor if the survivor is the Annuitant, and 50% of the payment to continue to the survivor if the survivor is the Second Annuitant.


In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3%. We may add interest daily at any higher rate.

Under Option 1, the Annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another Settlement Option.

Proceeds applied under Options 2, 3 and 4 will be held (a) in the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options, or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.

If payments are to be funded on a variable basis (by the Funds), the first and subsequent payments will vary depending on the Assumed Net Investment Rate. This rate will be 3% per year, unless a 5% annual rate is chosen. The Assumed Net Investment Rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3% Assumed Net Investment Rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:


 a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 3% is chosen; or

 b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 5% is chosen.


Option 2, 3 or 4 may be chosen on a fixed-dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

As to funds held under Option 1, the Annuitant may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

When an Annuitant dies while receiving payments under Option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the Annuitant's beneficiary, or upon election by that beneficiary, any remaining guaranteed payments will continue to that beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the Annuitant's estate. If the Annuitant dies while receiving payments under Option 1, the current value of the Option will be paid in one sum to the beneficiary, or to the Annuitant's estate.

If the Annuitant's beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of that beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

Calculation of Settlement Payments

When you have chosen payment on a variable basis, the first payment is calculated as follows:

 a) the portion of the proceeds applied to make payments on the variable basis; divided by

 b) 1,000; times

 c) the payment rate per $1000 of proceeds for the option chosen as shown in the policy.

Such amount, or portion, of the variable payment will be divided by the Settlement Option Unit value (described below), as of the tenth Valuation Period before the due date of the first payment, to determine the number of Settlement Option Units. Each future payment is equal to the number of Settlement Option Units, times the Settlement Option Unit value as of the tenth Valuation Period prior to the due date of the payment.


For any Valuation Period, the Fund(s) Settlement Option Unit value is equal to:

 a) The Settlement Option Unit value for the previous Valuation Period; times

 b) The Net Return Factor (as defined below) for the Valuation Period; times

 c) A factor to reflect the Assumed Net Investment Rate.

The factor for 3.5% per year is 0.9999058; for 5% per year, it is 0.9998663.


The Net Return Factor equals:

 1) The net assets of the applicable fund held in Variable Annuity Account B at the end of a Valuation Period; minus

 2) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that Valuation Period; plus or minus

 3) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by

 4) The value of Settlement Option Units and other accumulation units held in Variable Annuity Account B at the beginning of the Valuation Period; minus

 5) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and the then-current daily administrative expense charge.


The number of Settlement Option Units remains fixed. However, the dollar value of the Settlement Option Unit values and the payment may increase or decrease due to investment gain or loss.

Payments will not be affected by changes in the mortality or expense results or administrative expense charges.


Special Plans


Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company (i.e., group arrangements with a sponsoring employer). The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policies are issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.

The Company offers Policies on a unisex and simplified underwriting basis to certain group or sponsored arrangements. A "group arrangement" includes a program under which an employer purchases individual Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of the Policies on an individual basis. Under both arrangements, the employer pays all or part of the premium. The benefits and values of these Policies do not vary based on the sex of the insured in order to be used by employers in employee benefit plans where sex discrimination is prohibited by federal or state laws. The Company recommends that any employer proposing to offer the Policies to employees under either arrangement consult its attorney before doing so.



The Company

Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in
1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts. The Company is an indirect wholly owned subsidiary of Aetna Inc., a publicly traded healthcare and financial services company, whose principal offices are at the same location as the Company's Home Office.

The Company serves as the principal underwriter for the securities offered hereunder and also acts as the principal underwriter for Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts), and Variable Annuity Account I (a separate account of Aetna Insurance Company of America, registered as a unit investment trust). Additionally, the Company is registered as an investment adviser under the Investment Advisers Act of 1940, and as such, is the investment adviser for Portfolio Partners, Inc. The Company is also the depositor of Variable Annuity Accounts B, C and G.

Directors & Officers





Name and Address*
---------------------------
Position with Company                          Business Experience During Past 5 Years
--------------------------- ----------------------------------------------------------------------------
Thomas J. McInerney         President (since October 1998) Aetna Investment Advisor Holding
Director, President and     Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services
Chairman, Executive         Holding Company, Inc.; President (since September 1997), Aetna Life
Committee (Principal        Insurance and Annuity Company; President (since September 1997),
Executive Officer)          Aetna Insurance Company of America; President (since September 1997),
                            Aetna Retirement Holdings, Inc.; President (since August 1997), Aetna
                            Retirement Services, Inc.; Executive Vice President (since August 1997),
                            Aetna Inc., Aetna Services, Inc. and Aetna Life Insurance Company; Vice
                            President, Strategy (March 1997 - August 1997) Aetna Inc., Aetna Services,
                            Inc. and Aetna Life Insurance Company, Vice President, Sales (December 1996 -
                            March 1997) and Vice President National Accounts (April 1996 - March 1997),
                            Aetna US Healthcare Inc.; Vice President, Strategy, Finance, & Administration
                            (July 1995 - April 1996), Aetna Inc.; Vice President, Guaranteed Products
                            (November 1992 - July 1995), Aetna Life Insurance Company.

Shaun P. Mathews            President (December 1998 - February 1999) Aetna Investment Services,
Director and Senior Vice    Inc.; Senior Vice President (since October 1998) Aetna Investment Advisor
President                   Holding Company, Inc., Aetna Retail Holding Company, Inc., Aetna
                            Services Holding Company, Inc.; Senior Vice President, Product and Brand
                            Management (since September 1998), Senior Vice President, Product Management
                            (September 1997 - September 1998). Vice President, Products Group (February
                            1996 - September 1997), Senior Vice President, Strategic Markets and Products
                            (February 1993 - February 1996) Aetna Life Insurance and Annuity Company.

Catherine Hale Smith        Senior Vice President (since October 1998) Aetna Investment Advisor
Director, Chief Financial   Holding Company, Inc., Aetna Retail Holding Company, Inc., Aetna
Officer and Senior Vice     Services Holding Company, Inc.; Chief Financial Officer and Senior Vice
President                   President, Business Strategy and Finance (Since February 1998), Aetna
                            Life Insurance and Annuity Company; Chief Financial Officer (since February
                            1998), Aetna Retirement Services, Inc.; Vice President, Strategy, Finance and
                            Administration, Financial Relations (September 1996 - February 1998), Aetna
                            Inc.; Chief of Staff, Health/Group Life, Strategy and Communication (April
                            1993 - September 1996) Aetna Life Insurance Company.

Name and Address*
--------------------------
Position with Company                       Business Experience During Past 5 Years
-------------------------- -------------------------------------------------------------------------
Kirk P. Wickman             Vice President, General Counsel and Corporate Secretary (since October
Vice President, General     1998) Aetna Investment Advisor Holding Company, Inc., Aetna Retail
Counsel and Corporate       Holding Company, Inc., Aetna Services Holdings Company, Inc.; Vice
Secretary                   President, General Counsel and Assistant Secretary (since April 1997)
                            Aetna Retirement Services, Inc.; Vice President, General Counsel and
                            Corporate Secretary (since November 1996), Aetna Life Insurance and Annuity
                            Company; Vice President and Counsel (June 1992 - November 1996), Aetna Life
                            Insurance Company.

Deborah Koltenuk            Vice President, Treasurer and Corporate Controller (since October 1998)
Vice President and          Aetna Investment Advisor Holding Company, Inc., Aetna Retail Holding
Treasurer, Corporate        Company, Inc., Aetna Services Holding Company, Inc.; Vice President,
Controller                  Treasurer and Corporate Controller (since July 1996), Aetna Life
                            Insurance and Annuity Company and Aetna Retirement Holdings, Inc.; Vice
                            President, Investment Financial Reporting and Securities Operations (April
                            1996 - July 1996), Aetna Life Insurance Company; Vice President, Investment
                            Planning and Financial Reporting (October 1994 - April 1996), The Aetna
                            Casualty and Surety Company and The Standard Fire and Insurance Company;
                            Assistant Vice President, Finance and Administration (June 1994 - October
                            1994), Aetna Life Insurance Company; Controller (September 1993 - June 1994),
                            Aetna Information Technology.

Therese A. Squillacote      Vice President and Chief Compliance Officer (since February 1999) Aetna
Vice President and Chief    Insurance Company of America; Vice President and Chief Compliance Officer
Compliance Officer          (since December 1998) Aetna Life Insurance and Annuity Company; Vice President
                            and Chief Compliance Officer (since December 1998) Aetna Investment Services,
                            Inc.; Chief Compliance Officer (since December 1998) Systematized Benefits
                            Administrators, Inc.; Vice President, Compliance (since March 1998) Aetna
                            Financial Services, Inc.; Compliance Manager (May 1997 to December 1998) Aetna
                            Life Insurance and Annuity Company; Registered Principal (since July 1997)
                            Aetna Investment Services, Inc.; Director, Compliance (December 1995 to May
                            1997) Connecticut General Life Insurance Company; Registered Principal
                            (December 1995 to May 1997) CIGNA Financial Advisors, Inc.; Chief Compliance
                            Officer (September 1989 to December 1995) G.R. Phelps & Co., Inc.; Chief
                            Compliance Officer (December 1992 to December 1995) Connecticut Mutual
                            Financial Services, Inc.



*The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.


 These individuals may also be directors and/or officers of other affiliates of the Company.

Additional Information


Reports to Policy Owners

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

 1) A statement of changes in the Total Account Value and Cash Surrender Value since the prior report or since the Issue Date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

 2) Cash Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

 3) A projection of the Total Account Value, Loan Account Value and Cash Surrender Value as of the succeeding Policy Anniversary.


If you have Policy values funded in either Separate Account you will receive such additional periodic reports as may be required by the SEC.

Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.


The number of votes each Policy Owner is entitled to direct with respect to a Fund will be determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the settlement option period, the number of votes is determined by dividing the Valuation Reserve attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy Owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B. Policy Owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a

Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.

State Regulation
We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the state of Connecticut and in other jurisdictions.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters
The Company knows of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

The legal validity of the securities described in the prospectus has been passed on by Counsel for the Company.

The Registration Statement
A Registration Statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

The Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.

Distribution of the Policies
The Company will serve as underwriter of the securities offered hereunder as defined by the federal securities laws. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company will contract with one or more registered broker-dealers including broker-dealers affiliated with it ("Distributors") to offer and sell the Policies. The Company may also offer and sell policies directly. All persons selling the Policies will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance.

The maximum commission payable by the Company to salespersons and their supervising broker-dealers for policy distribution is 55% of the Guaranteed Death Benefit Premium to age 80, or, in the event of an increase in the Specified Amount, 55% of the Guaranteed Death Benefit Premium to age 80, attributable to the increase. In lieu of premium-based commission, the Company may pay equivalent amounts based on Total Account Value. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, all such compensation will be paid in accordance with NASD rules.


The Company may also contract with independent third party broker-dealers who will act as wholesalers by assisting the Company in finding broker-dealers to offer and sell the Policies. These parties may also provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

Records and Accounts
All records and accounts relating to the Separate Accounts and the Funds will be maintained by the Company. All reports required to be made and information required to be given will be provided by the Company.

Independent Auditors
KPMG Peat Marwick LLP, City Place II, Hartford Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and review of filings made with the SEC.

Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment,
(ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, brokers, dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communications with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

Tax Matters


General
The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.


Federal Tax Status of the Company
The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). The Separate Account is a not a separate entity from the Company. Therefore, the Separate Account is not taxed separately as a "regulated investment company", but is taxed as part of the Company. Investment income and realized capital gains attributable to the Separate Account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policy. In addition, any foreign tax credits attributable to the Separate Account will first be used to reduce any income taxes imposed on the Separate Account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the Separate Account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed in income or gains attributable to the Separate Account, then we may impose a charge against the Separate Account (with respect to the policy) to set aside provisions to pay such taxes.


Life Insurance Qualification
Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policyowner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policyowners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policyowners and will be made only after advance written notice.

General Rules
Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policyowner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a Modified Endowment Contract, the proceeds of any Partial Surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed Partial Surrender amounts. However, Partial Surrenders made within the first 15 Policy Years in connection with reductions in Death Benefits may be taxable in limited circumstances in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior Partial Surrenders. This result may occur even if the total amount of any Partial Surrenders does not exceed total premiums paid to that date.

Loans received under the Policy will ordinarily be considered indebtedness of the Policy Owner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

Modified Endowment Contracts
A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a Partial Surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policy Owner if the Policy is a Modified Endowment Contract.

Each Policy is subject to testing under the 7-pay test during the first seven Policy Years and at any time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years may also cause a Policy to be considered a Modified Endowment Contract.

If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders, any Policy Loans and most assignments, will be currently taxable to the extent that the

Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or Partial Surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any Policy Surrender or Policy Loan received by any Policy Owner of a Modified Endowment Contract who is not an individual. The penalty tax will also apply where taxable Policy Loans are received by an individual who has not reached the age of 59. Taxable policy distributions made to an individual who has not reached the age of 59 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards
Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control
In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policy Owner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Other Tax Considerations
Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policy Owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or other financially interested in the Policy Owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policy Owner's trade or business.

Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rates.

Section 264(f) of the Code denies a deduction for a portion of a Policyowner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash value of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the Policyowner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a Full or Partial Surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Withholding
Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.

Miscellaneous Policy
Provisions


The Policy
The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. An application for changes, once approved by us, will become part of the Policy.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy Owner.

Payment of Benefits

All benefits are payable at our Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.


Age and Sex
If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state or under an agreement where unisex rates are used, the Insured's sex is inapplicable.)

Incontestability
We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the Insured for a period of two years from the Policy Issue Date. Our right to contest coverage is not affected by the Guaranteed Death Benefit Provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide

In most states, if the Insured commits suicide within two years from the Issue Date, the only benefit paid will be the sum of:

 a) premiums paid less amounts allocated to the Separate Account; and

 b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

 c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.


If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity

The Policy is considered matured on the Issue Date anniversary on which the Insured reaches Attained Age 100. This is the Maturity Date.


You may, by written request, in the 30 days before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero (this provision is not available in New York).

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the Maturity Date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.")

Protection of Proceeds
To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Nonparticipation
The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.



Illustrations of Death
Benefit, Total Account
Values and Cash
Surrender Values


The tables on the following pages illustrate how the Death Benefit, Total Account Values, and Cash Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values, and Cash Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, and 12%, respectively.

Tables I through IV illustrate Policies issued to males, age 45, in the preferred nonsmoker rate class and Policies issued on a unisex basis according to the Special Plans section of this Prospectus for both males and females, age 45, in the preferred nonsmoker rate class. Tables V through VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for contracts issued in states where unisex rates are required. The Death Benefit, Total Account Values, and Cash Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Cash Surrender Values of each Policy over the designated period. Tables I, II, V and VI assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 6% are assessed in each Policy Year. Tables III, IV, VII and VIII assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume that the current mortality and expense risk charge of 0.70% on an annual basis, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 3.5% are assessed.


The amounts shown for Death Benefit, Cash Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and
12% correspond to approximate net annual rates of   %,   %, and   %,
respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate
net annual rates of  %,   %, and   %, respectively.

The investment advisory fees and other Fund expenses vary by Fund from   % to
  %. A weighted average of   % has been used for the illustrations.


The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Cash Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, sex of Insured (if necessary), and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              AetnaVest Plus Policy

                                    Table I
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
           $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 7,056    500,000    500,000    500,000
 2                14,465    500,000    500,000    500,000
 3                22,244    500,000    500,000    500,000
 4                30,412    500,000    500,000    500,000
 5                38,989    500,000    500,000    500,000

 6                47,994    500,000    500,000    500,000
 7                57,450    500,000    500,000    500,000
 8                67,379    500,000    500,000    500,000
 9                77,803    500,000    500,000    500,000
10                88,750    500,000    500,000    500,000

15               152,258    500,000    500,000    500,000
20               233,313    500,000    500,000    500,000
25               336,762    500,000    500,000    500,000
30               468,793    500,000    500,000

20 (Age 65)      233,313    500,000    500,000    500,000


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,284    500,000    500,000    500,000
 2                 8,782    500,000    500,000    500,000
 3                13,505    500,000    500,000    500,000
 4                18,465    500,000    500,000    500,000
 5                23,672    500,000    500,000    500,000

 6                29,139    500,000    500,000    500,000
 7                34,880    500,000    500,000    500,000
 8                40,908    500,000    500,000    500,000
 9                47,238    500,000    500,000    500,000
10                53,884    500,000    500,000    500,000

15                92,443    500,000    500,000    500,000
20               141,655
25               204,463
30               284,624

20 (Age 65)      141,655


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                   Table III
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
           $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 7,056    500,000    500,000    500,000
 2                14,465    500,000    500,000    500,000
 3                22,244    500,000    500,000    500,000
 4                30,412    500,000    500,000    500,000
 5                38,989    500,000    500,000    500,000

 6                47,994    500,000    500,000    500,000
 7                57,450    500,000    500,000    500,000
 8                67,379    500,000    500,000    500,000
 9                77,803    500,000    500,000    500,000
10                88,750    500,000    500,000    500,000

15               152,258    500,000    500,000    500,000
20               233,313    500,000    500,000    500,000
25               336,762    500,000    500,000
30               468,793    500,000    500,000

20 (Age 65)      233,313    500,000    500,000    500,000


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table IV
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,284    500,000    500,000    500,000
 2                 8,782    500,000    500,000    500,000
 3                13,505    500,000    500,000    500,000
 4                18,465    500,000    500,000    500,000
 5                23,672    500,000    500,000    500,000

 6                29,139    500,000    500,000    500,000
 7                34,880    500,000    500,000    500,000
 8                40,908    500,000    500,000    500,000
 9                47,238    500,000    500,000    500,000
10                53,884    500,000    500,000    500,000

15                92,443    500,000    500,000    500,000
20               141,655    500,000    500,000    500,000
25               204,463    500,000    500,000    500,000
30               284,624

20 (Age 65)      141,655    500,000    500,000    500,000


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
           $6,360.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,678    500,000    500,000    500,000
 2                13,690    500,000    500,000    500,000
 3                21,052    500,000    500,000    500,000
 4                28,783    500,000    500,000    500,000
 5                36,900    500,000    500,000    500,000

 6                45,423    500,000    500,000    500,000
 7                54,372    500,000    500,000    500,000
 8                63,769    500,000    500,000    500,000
 9                73,635    500,000    500,000    500,000
10                83,995    500,000    500,000    500,000

15               144,102    500,000    500,000    500,000
20               220,814    500,000    500,000    500,000
25               318,722    500,000    500,000    500,000
30               443,679    500,000    500,000

20 (Age 65)      220,814    500,000    500,000    500,000


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table VI
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,095    500,000    500,000    500,000
 2                 8,395    500,000    500,000    500,000
 3                12,909    500,000    500,000    500,000
 4                17,650    500,000    500,000    500,000
 5                22,627    500,000    500,000    500,000

 6                27,854    500,000    500,000    500,000
 7                33,342    500,000    500,000    500,000
 8                39,104    500,000    500,000    500,000
 9                45,154    500,000    500,000    500,000
10                51,506    500,000    500,000    500,000

15                88,364    500,000    500,000    500,000
20               135,405
25               195,442
30               272,067

20 (Age 65)      135,405



(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                   Table VII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
           $3,900.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,678    500,000    500,000    500,000
 2                13,690    500,000    500,000    500,000
 3                21,052    500,000    500,000    500,000
 4                28,783    500,000    500,000    500,000
 5                36,900    500,000    500,000    500,000

 6                45,423    500,000    500,000    500,000
 7                54,372    500,000    500,000    500,000
 8                63,769    500,000    500,000    500,000
 9                73,635    500,000    500,000    500,000
10                83,995    500,000    500,000    500,000

15               144,102    500,000    500,000    500,000
20               220,814    500,000    500,000    500,000
25               318,722    500,000    500,000
30               443,679    500,000    500,000

20 (Age 65)      220,814    500,000    500,000    500,000



(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                   Table VIII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                   495    500,000    500,000    500,000
 2                 8,395    500,000    500,000    500,000
 3                12,909    500,000    500,000    500,000
 4                17,650    500,000    500,000    500,000
 5                22,627    500,000    500,000    500,000

 6                27,854    500,000    500,000    500,000
 7                33,342    500,000    500,000    500,000
 8                39,104    500,000    500,000    500,000
 9                45,154    500,000    500,000    500,000
10                51,506    500,000    500,000    500,000

15                88,364    500,000    500,000    500,000
20               135,405    500,000    500,000    500,000
25               195,442    500,000    500,000    500,000
30               272,067

20 (Age 65)      135,405    500,000    500,000    500,000


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.


P                                                                             45

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements



                                                                                                              Page
Independent Auditors' Report .............................................................................
Consolidated Financial Statements:
Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996 ...................
Consolidated Balance Sheets as of December 31, 1998 and 1997 .............................................
Consolidated Statements of Changes in Shareholder's Equity for the Years Ended December 31, 1998,
   1997 and 1996 .........................................................................................
Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996
Notes to Consolidated Financial Statements ...............................................................



                           TO BE FILED BY AMENDMENT

                              FINANCIAL STATEMENTS
                             VARIABLE LIFE ACCOUNT B


                                      Index



Statement of Assets and Liabilities ...........................................
Statements of Operations and Changes in Net Assets ............................
Condensed Financial Information ...............................................
Notes to Financial Statements .................................................
Independent Auditors' Report ..................................................



                            TO BE FILED BY AMENDMENT

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS
                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

     Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.


    CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 11 TO THE REGISTRATION STATEMENT

     This Post-Effective Amendment No. 11 to Registration Statement No. 33-76018 is comprised of the following papers and documents:


     o The facing sheet.


     o One Prospectus for the AetnaVest Plus Variable Life Insurance Policy consisting of 45 pages

     o The undertaking to file reports

     o The undertaking pursuant to Rule 484

     o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

     o The signatures

     o Written consents of the following persons:

       A. Consent of Counsel (to be filed by amendment)

       B. Actuarial Consent (to be filed by amendment)


       C. Consent of Independent Auditors (to be filed by amendment)

       The following Exhibits:

1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:


(1)             Resolution establishing Variable Life Account B(1)

(2)             Not applicable

(3)(i)          Master General Agent Agreement(1)

(3)(ii)         Life Insurance General Agent Agreement(1)

(3)(iii)        Broker Agreement(1)

(3)(iv)         Life Insurance Broker-Dealer Agreement(1)

(4)             Not applicable

(5)(i)          AetnaVest Plus Policy (38899-93)(2)

(5)(ii)         Disability Benefit Rider (70174-93) to AetnaVest Plus Policy 38899-93(2) (5)(iii)
                Unisex Amendment rider (70211-95US) for use with AetnaVest Plus Policy 38899-93(2)
                (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company,
                Depositor(3) (6)(ii) Amendment of Certificate of Incorporation of Aetna Life
                Insurance and Annuity Company(4)

(6)(iii)        By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(5)

(7)             Not applicable

(8)(i)          Fund Participation Agreement between Aetna Life Insurance and Annuity Company,
                Variable Insurance Products Fund and Fidelity Distributors Corporation dated
                February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                January 1, 1996 and March 1, 1996(4)

(8)(ii)         Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between
                Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
                Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

(8)(iii)        Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between
                Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
                Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1,
                1997(7)

(8)(iv)         Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund
                and Fidelity Distributors Corporation dated February 1, 1994 and amended on December
                15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997
                and November 6, 1997(8)

(8)(v)          Fund Participation Agreement between Aetna Life Insurance and Annuity Company,
                Variable Insurance Products Fund II and Fidelity Distributors Corporation dated
                February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                January 1, 1996 and March 1,1996(4)

(8)(vi)         Fifth Amendment, dated as of May 1, 1997 to the Fund Participation Agreement between
                Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and
                Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1, 1996(6)

(8)(vii)        Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement
                between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund
                II and Fidelity Distributors Corporation dated February 1, 1994 and amended on
                December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and
                May 1, 1997(9)

(8)(viii)       Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund
                II and Fidelity Distributors Corporation dated February 1, 1994 and amended on
                December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996,
                May 1, 1997 and January 20, 1998(8)

(8)(ix)         Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity
                Investments Institutional Operations Company dated as of November 1, 1995(10)

(8)(x)          Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(6)

(8)(xi)         Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and
                Annuity Company and Janus Capital Corporation dated December 8, 1997(11)

(8)(xii)        Service Agreement between Janus Capital Corporation and Aetna Life Insurance and
                Annuity Company dated December 8, 1997(11)

(8)(xiii)       Fund Participation Agreement between Aetna Life Insurance and Annuity Company and
                Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(12)

(8)(xiv)        Service Agreement between Oppenheimer Funds, Inc. and Aetna Life Insurance and
                Annuity Company(12)

(9)             Not applicable

(10)(i)         Application (70059-96)(13)

(10)(ii)        Application (70059-96ZNY)(13)

(10)(iii)       Application Supplement (70268-97(3/98))(13)

2. Opinion and Consent of Counsel*

3. Not Applicable

4. Not Applicable

5. Not Applicable

6. Actuarial Opinion and Consent*



7. Consent of Independent Auditors*

8. Copy of Power of Attorney(14)

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996.

2. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-76018), as filed electronically on April 22, 1997.

3. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on April 15, 1996.

 4. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997.

 5. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed electronically on October 30, 1997.

 6. Incorporated by Reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997.

 7. Incorporated by Reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 9, 1998.

 8. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on June 8, 1998.

 9. Incorporated by Reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on February 24, 1998.

10. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on June 28, 1996.

11. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed electronically on December 31, 1997.

12. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on April 16, 1997.

13. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed electronically on February 25, 1998.

14. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on August 4, 1998. In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996.

*To be filed by Amendment.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 26 day of February, 1999.


                                             VARIABLE LIFE ACCOUNT B OF
                                             AETNA LIFE INSURANCE AND
                                             ANNUITY COMPANY
                                               (Registrant)



(SEAL)

ATTEST: /s/ Karen A. Peddle
        -------------------
        Karen A. Peddle
        Assistant Corporate Secretary


                                         By: AETNA LIFE INSURANCE AND
                                             ANNUITY COMPANY
                                               (Depositor)

                                         By:  Thomas J. McInerney*
                                             ----------------------------------
                                              Thomas J. McInerney
                                              Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has be signed below by the following persons in the capacities indicated and on the dates indicated.


Signature                Title                                                         Date
---------                -----                                                         ----

Thomas J. McInerney*     Director and President                                 )
----------------------   (Principal Executive Officer)                          )
Thomas J. McInerney                                                             )
                                                                                )
Catherine H. Smith*      Director and Chief Financial Officer                   )
----------------------                                                          )
Catherine H. Smith                                                              )
                                                                                )
Shaun P. Mathews*        Director                                               )
----------------------                                                          )
Shaun P. Mathews                                                                )
                                                                                )
Deborah Koltenuk*        Vice President, Treasurer and Corporate Controller     )    February
----------------------                                                          )    26, 1999
Deborah Koltenuk                                                                )

By: /s/ J. Neil McMurdie
    ---------------------------------
    J. Neil McMurdie
    *Attorney-in-Fact